CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gotham Capital Holdings, Inc. (the "Company") on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carmine Catizone, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Carmine Catizone

Carmine Catizone

Chief Executive Officer

March 31, 2017

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gotham Capital Holdings, Inc. (the "Company") on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Generelli, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Daniel Generelli

Daniel Generelli

Chief Financial Officer

March 31, 2017